UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15c(d) of the
Securities Exchange Act of 1934

August 26, 2013
(Date of earliest event reported)

GRIFFIN LAND & NURSERIES, INC.
(Exact name of registrant as specified in charter)

Delaware	06-0868496
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification Number)

Commission File Number	1-12879

One Rockefeller Plaza, New York, New York	10020
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number including Area Code	(212) 218-7910

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

On August 26, 2013, Griffin Land & Nurseries, Inc. (“Griffin” or the “Registrant”) issued a press release announcing that it had entered into a letter of intent for the disposition of the landscape nursery growing operations of Imperial Nurseries, Inc. (“Imperial”), Griffin’s subsidiary in the landscape nursery business.  The intended transaction, with a private company grower of landscape nursery products, would include a sale of Imperial’s inventory with payments to be received over a series of years, and a long-term lease, with the option to purchase, of the land, land improvements and other operating assets that are used by Imperial in its Connecticut growing operations.  It is expected that substantially all of Imperial’s operations and sales personnel would be employed by the buyer.  The transaction is subject to the negotiation of a definitive agreement, completion of due diligence, financing and other conditions.  This transaction is expected to be completed in the fall of 2013.  Griffin expects to record a significant charge based on the terms under which Imperial’s inventory would be sold.  There is no guarantee that this transaction will be completed under its current terms, or at all.

Attached as Exhibit 99.1 to this Report is Griffin’s August 26, 2013 press release.

Item 9.01.	Financial Statements and Exhibits

Exhibit 99.1:  Registrant's August 26, 2013 Press Release (attached hereto).

Forward-Looking Statements

This Current Report on Form 8-K Press includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements include the statements concerning the terms, timing and completion of the transaction contemplated by the letter of intent, Griffin’s expectations regarding the future employment of Imperial’s personnel, the expected charge related to Imperial’s inventory and other statements that are not historical facts. Although Griffin believes that its plans, intentions and expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such plans, intentions or expectations will be achieved. The projected information disclosed herein is based on assumptions and estimates that, while considered reasonable by Griffin as of the date hereof, are inherently subject to significant business, economic, competitive and regulatory uncertainties and contingencies, many of which are beyond the control of Griffin and which could cause actual results and events to differ materially from those expressed or implied in the forward-looking statements. Important factors that could affect the outcome of the events set forth in these statements are described in Griffin’s Securities and Exchange Commission filings, including the “Business”, “Risk Factors” and “Forward-Looking Information” sections in Griffin’s Annual Report on Form 10-K for the fiscal year ended December 1, 2012. Griffin disclaims any obligation to update any forward-looking statements as a result of developments occurring after the date of this press release except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRIFFIN LAND & NURSERIES, INC.

	By:	/s/ Anthony J. Galici
Anthony J. Galici
Vice President, Chief Financial Officer
and Secretary
Dated: August 26, 2013